Morgan Stanley Flexible Income Trust
                          Item 77(O) 10F-3 Transactions
                        November 1, 2004 - April 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  The   11/15    -     $99.71 $350,00  730,00    0.21%  0.20%   Citigr  Citigr
Interp   /04                   0,000      0                      oup,     oup
 ublic                                                          JPMorg
 Group                                                           an,
  of                                                             UBS
Compan                                                          Invest
 ies,                                                            ment
 Inc.                                                           Bank,
                                                                HSBC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA),
                                                                KeyBan
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                  ey



                                                                Citigr
Wiscon  11/17    -     $99.98 $250,00  195,00    0.08%  0.05%    oup,   Citigr
  sin    /04                   0,000      0                     Morgan    oup
Electr                                                          Stanle
  ic                                                              y,
 Power                                                          Wachov
                                                                  ia
                                                                Securi
                                                                 ties

                                                                Citigr
                                                                 oup,
                                                                Goldma
                                                                  n,
                                                                Sachs
Clorox  11/30    -     $100.0 $500,00  175,00    0.04%  0.05%   & Co.,  Goldma
Compan   /05             0     0,000      0                     JPMorg     n
   y                                                             an,     Sachs
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 BNP
                                                                PARIBA
                                                                S, ING
                                                                Financ
                                                                 ial
                                                                Market
                                                                  s,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA),
                                                                Morgan
                                                                Stanle
                                                                  y
                                                                Credit
                                                                Suisse
                                                                First
Warner  1/13/    -     $100.0 $600,00  375,00    0.06%  0.11%   Boston  Credit
Chilco    05             0     0,000      0                       ,     Suisse
  tt                                                            Deutsc   First
                                                                  he    Boston
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y
                                                                Citigr
                                                                 oup,
                                                                Morgan
Noveli  1/28/    -     $100.0 $1,400,  500,00    0.04%  0.14%   Stanle  Citgro
s Inc.    05             0    000,000     0                     y, UBS    up
                                .00                             Invest
                                                                 ment
                                                                Bank,
                                                                JPMorg
                                                                 an,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                HSBC,
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                  SG
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                  g,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                NatCit
                                                                  y
                                                                Invest
                                                                ments,
                                                                 Inc.